SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to 240.14a-12

                                CVR ENERGY, INC.
                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

On March 9, 2012, Carl C. Icahn and affiliated entities filed an amendment to their Schedule TO (which also amended their Schedule 13D) relating to CVR Energy, Inc., a copy of which is filed herewith as Exhibit 1.



SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF CVR ENERGY, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF CVR ENERGY, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 13D FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 2012.

                                                                       EXHIBIT 1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE TO/A
    (RULE 14D-100) TENDER OFFER STATEMENT UNDER SECTION 14(D)(1) OR 13(E)(1)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1)

                                CVR ENERGY, INC.
                       (NAME OF SUBJECT COMPANY (ISSUER))

                                 IEP Energy LLC
                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                           (NAMES OF FILING PERSONS)*

                         COMMON STOCK, PAR VALUE $0.01
                         (TITLE OF CLASS OF SECURITIES)

                                   12662P108
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                            KEITH L. SCHAITKIN, ESQ.
                                GENERAL COUNSEL
                                ICAHN CAPITAL LP
                          767 FIFTH AVENUE, 47TH FLOOR
                            NEW YORK, NEW YORK 10153
                                 (212) 702-4380

  (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES
                AND COMMUNICATIONS ON BEHALF OF FILING PERSONS)



                           CALCULATION OF FILING FEE

TRANSACTION VALUATION:                                     AMOUNT OF FILING FEE:
$2,219,678,130*                                            $254,375.11**

* Calculated solely for purposes of determining the filing fee. The transaction value was calculated as follows: 73,989,271 shares of common stock of the Issuer multiplied by $30 per share. The number of shares used in the transaction value calculation is based on the 86,573,498 shares stated to be issued and outstanding according to the Issuer in its Form 10Q filed with the Securities and Exchange Commission on November 7, 20111, less 12,584,227 shares beneficially owned, as of February 22, 2012, by the Offeror and its affiliates.

** The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and Fee Rate Advisory
     #3 for fiscal year 2012, issued September 29, 2011, by multiplying the transaction value by 0.0001146.

/x/  Check  the  box  if  any  part  of  the  fee  is offset as provided by Rule
     0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


Amount previously paid: $254,375.11             Filing Party: Icahn Enterprises
                                                                Holdings LP

Form or registration no.: Schedule TO-T         Date Filed: February 23, 2012

/ / Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

/x/  third party tender offer subject to Rule 14d-1
/ /  going-private transaction subject to Rule 13e-3
/ /  issuer tender offer subject to Rule 13e-4
/x/  amendment to Schedule 13D under Rule 13d-2

Check the following box if the filing is a final amendment reporting the results of the tender offer: / /

                     COMBINED SCHEDULE TO AND SCHEDULE 13D


     * Introductory Note: IEP Energy LLC and Icahn Enterprises Holdings L.P. are co-bidders for all purposes in the Offer. IEP Energy LLC is a wholly-owned subsidiary of Icahn Enterprises Holdings L.P.

     This Amendment No. 1 amends and supplements the Tender Offer Statement on Schedule TO filed on February 23, 2012 (the "Schedule TO") relating to the offer by IEP Energy LLC, a Delaware limited liability company ("IEP Energy") and Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Enterprises Holdings", and together with IEP Energy, the "Offeror"), to purchase for cash all of the issued and outstanding shares of common stock, par value $0.01 per share (the "Common Stock") of CVR Energy, Inc., a Delaware corporation ("CVR"), including the associated rights issued pursuant to the Rights Agreement, dated as of January 13, 2012, between CVR and American Stock Transfer & Trust Company, LLC, as Rights Agent, that are issued and outstanding (the "Rights", and together with the Common Stock, the "Shares") at a price of $30.00 per Share, without interest and less any required withholding taxes, plus one nontransferable contingent cash payment right for each Share. Both IEP Energy and Icahn Enterprises Holdings are co-bidders for all purposes in the Offer. Capitalized terms used herein and not otherwise defined have the respective meanings ascribed in the Schedule TO.

     The Offer is subject to the terms and conditions set forth in the Offer to Purchase, dated February 23, 2012 (the "Offer to Purchase"). The Offer to Purchase, the related Letter of Transmittal (the "Letter of Transmittal") and Notice of Guaranteed Delivery, copies of which are attached hereto as Exhibits
(a)(1)(i),  (a)(1)(ii)  and  (a)(1)(iii),  respectively, constitute the "Offer".

     As permitted by General Instruction F to Schedule TO, the information set forth in the entire Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery, including all appendices, schedules, exhibits and annexes thereto, is hereby expressly incorporated by reference in response to Items 1 through 11 of this Schedule TO and is supplemented by the information specifically provided herein.

     As permitted by General Instruction G to Schedule TO, this Schedule TO is also an amendment to the joint statement on Schedule 13D filed on January 13, 2012, as amended, by Icahn Enterprises Holdings, Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, and Carl C. Icahn (collectively, the "Icahn Entities").


ITEMS 1-11.

Items 1 through 11 of the Schedule TO are hereby amended and supplemented by the addition of the following:

     On March 9, 2012, Icahn Enterprises LP, the parent of the Offeror, issued a press release relating to the Offer. A copy of this press release is filed herewith as Exhibit (a)(5)(iv) and incorporated herein by reference.

ITEM 11. ADDITIONAL INFORMATION

(b) Other Material Information

     Items 4 and 11 of the Schedule TO and the Offer to Purchase, to the extent incorporated by reference therein, are hereby amended and supplemented as set forth below:

     - The first paragraph of the cover page of the Offer to Purchase is amended and supplemented by adding the following thereto:

       "Security holders will receive only the cash portion of the Offer Price if the Company is not sold within nine months following the Expiration Date or the terms of the CCP are not otherwise met."

     - Section 11 "Purpose of the Offer; Plans for the Company; Contingent Cash Payment Agreement" of the Offer to Purchase is amended and supplemented by adding the following to the first paragraph on page 26 under the caption "The Contingent Cash Payment Agreement":

       "In the case of consideration other than cash, the fair market value of such non-cash consideration shall be (i) in the case of consideration in the form of securities that are listed on either the New York Stock Exchange or the Nasdaq Market, the average closing price for the 30 trading days immediately preceding the CCP
       Transaction Date and (ii) in the case of all other non-cash consideration the fair market value of such non-cash consideration as determined in good faith by the Board of Directors of the Offeror."

     - The first paragraph of Section 14 "Conditions of the Offer" of the Offer to Purchase is amended and supplemented by deleting the words "reasonably satisfactory to the Offeror" and "credible" from the definition of "Sale Condition", such that the first paragraph, as so amended, will read as follows:

       "The Offeror shall not be required to accept for payment or pay for any Shares tendered pursuant to the Offer if on or prior to March 23, 2012, the current board of directors of the Company shall have commenced a process to sell the Company, and the Company shall have publicly announced that: (i) the Company has immediately commenced its process to sell the Company through a nationally recognized investment banker; and (ii) the Company will provide potential buyers with the opportunity to conduct typical due diligence (the "Sale Condition"). If the Sale Condition occurs, the Offeror may (but is not obligated to) terminate the Offer, or may waive the Sale Condition."

     - The last sentence in the last paragraph of Section 14 "Conditions of the Offer" of the Offer to Purchase is amended and supplemented by deleting the phrase "may take into account warrants, options or other rights to acquire Shares" and replacing it with "will take into account warrants, options or other rights to acquire Shares", such that the last sentence in the last paragraph, as so amended, will read as follows:

       "In determining whether the Minimum Condition has been satisfied, the Offeror will take into account warrants, options or other rights to acquire Shares (whether or not immediately exercisable) based upon publicly available information as filed by the Company with the SEC."

ITEM 12. EXHIBITS

Exhibit         Description
-------         -----------
(a)(5)(iv)      Press Release issued by Icahn Enterprises L.P.,
                dated March 9, 2012

                                   SIGNATURES

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                            ICAHN PARTNERS LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND II LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND III LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            HIGH RIVER LIMITED PARTNERSHIP
                                              BY:  HOPPER INVESTMENTS LLC, ITS
                                                   GENERAL PARTNER
                                              BY:  BARBERRY CORP., ITS SOLE
                                                   MEMBER


                                              By:  /s/ EDWARD MATTNER
                                                   ------------------
                                                   Name:  EDWARD MATTNER
                                                   Title: AUTHORIZED SIGNATORY


                                            HOPPER INVESTMENTS LLC
                                              BY:  BARBERRY CORP., ITS SOLE
                                                   MEMBER


                                              By:  /s/ EDWARD MATTNER
                                                   ------------------
                                                   Name:  EDWARD MATTNER
                                                   Title: AUTHORIZED SIGNATORY


                                            BARBERRY CORP.


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN ONSHORE LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY









                                            ICAHN OFFSHORE LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN CAPITAL LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            IPH GP LLC


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN ENTERPRISES HOLDINGS L.P.
                                            BY:  ICAHN ENTERPRISES G.P. INC.,
                                                 ITS GENERAL PARTNER


                                            By:  /s/ DOMINICK RAGONE
                                                 -------------------
                                                 Name:  DOMINICK RAGONE
                                                 Title: CHIEF FINANCIAL OFFICER


                                            IEP ENERGY LLC
                                            BY:  ICAHN ENTERPRISES HOLDINGS
                                                 L.P., ITS SOLE MEMBER
                                            BY:  ICAHN ENTERPRISES G.P. INC.,
                                                 ITS GENERAL PARTNER


                                            By:  /s/ DOMINICK RAGONE
                                                 -------------------
                                                 Name:  DOMINICK RAGONE
                                                 Title: CHIEF FINANCIAL OFFICER

                                            ICAHN ENTERPRISES G.P. INC.


                                            By:  /s/ DOMINICK RAGONE
                                                 -------------------
                                                 Name:  DOMINICK RAGONE
                                                 Title:  CHIEF FINANCIAL OFFICER


                                            BECKTON CORP.


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            /s/ CARL C. ICAHN
                                            -----------------
                                            Name:  CARL C. ICAHN

Date: March 9, 2012

                                 EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------
(a)(1)(i)       Offer to Purchase, dated February 23, 2012*

(a)(1)(ii) Letter of Transmittal (including Guidelines for Certification of Taxpayer Identification Number)*

(a)(1)(iii)     Notice of Guaranteed Delivery*

(a)(1)(iv) Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*

(a)(1)(v)       Letter to Clients*

(a)(5)(i) Summary Advertisement as published in the New York Times, by the Offeror, on February 23, 2012*

(a)(5)(ii) Press Release of the Offeror, dated February 16, 2012 (incorporated by reference to Exhibit 1 to the Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on February 17, 2012)*

(a)(5)(iii) Press Release of Icahn Enterprises LP, dated March 9, 2012 (filed herewith)

(b)             None.

(d)             None.

(g)             None.

(h)             None.
__________________
*  Previously Filed

FOR IMMEDIATE RELEASE

             ICAHN ISSUES OPEN LETTER TO SHAREHOLDERS OF CVR ENERGY


CONTACT: SUSAN GORDON, (212) 702-4309

New York, New York, March 9, 2012 - Carl C. Icahn today issued the following open letter to shareholders of CVR Energy, Inc.:


Dear Fellow Shareholders:

In a recent letter to shareholders, CVR Energy made a number of statements that I consider disingenuous and misleading. BUT NO AMOUNT OF RHETORIC can obscure the simple fact that I have made a tender offer at $30 (the stock is currently trading at $26). Tendering shareholders will also receive a "contingent value right" that will give them any profit I make on their shares if the Company is sold in a transaction agreed to within 9 months following the consummation of the tender. I think my offer is a win-win for shareholders and I stand ready and willing to consummate the offer on its terms.

Although the potential strategic buyers we have spoken with are not prepared to make an acquisition of the Company at this time, if we win this proxy contest, our director nominees intend to conduct a full and open process to sell the Company. I am a firm believer that such a process often brings forth bidders who might not otherwise become involved in a hostile situation, and I am hopeful that a sale could be accomplished through such a process.

As is the case with all my tender offers, the final choice is up to the shareholders. The offer is not subject to financing or due diligence conditions. The offer is subject to my receiving tenders of at least 36% of the outstanding stock from the shareholders (which, when added to my current position, will give me 51% of the company). If and when this stock is tendered, I will continue with the proxy fight and extend the tender offer. When I win the proxy fight, my slate of directors intend to remove the poison pill, the offer will be consummated, and shareholders will be paid $30 per share and receive their "contingent value rights". I hope and believe that I will receive tenders of over 36% of the outstanding stock by March 23rd. However, if I do not receive 36%, I will respect the wishes of shareholders, drop the proxy fight and move on to other endeavors.

Sincerely,

Carl Icahn


************
HOLDERS OF COMMON STOCK SHOULD BE AWARE THAT THE OFFER MAY ONLY RESULT IN $30 PER SHARE, AS THE CONTINGENT CASH PAYMENT RIGHT MAY EXPIRE WORTHLESS. FURTHERMORE, HOLDERS OF COMMON STOCK SHOULD BE AWARE THAT THE OFFER PRICE WILL BE REDUCED BY THE AMOUNT OF ANY SPECIAL DIVIDENDS PAID BY THE COMPANY, INCLUDING ANY SPECIAL DIVIDEND FUNDED BY THE SALE OF UNITS OF CVR PARTNERS AS CONTEMPLATED IN THE REGISTRATION STATEMENT FILED ON MARCH 6, 2012. THE OFFEROR WOULD NOT CONSIDER THIS CONTEMPLATED SPECIAL DIVIDEND, OR THE SALE OF UNITS IN CVR
PARTNERS THAT WAS ANNOUNCED ON MARCH 6TH, TO BE A TRIGGER OF CONDITION (J) TO THE OFFER, WHICH IS STATED ON PAGE 31 OF THE OFFER TO PURCHASE.
*************

NOTICE  TO  INVESTORS:

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE NOR A SOLICITATION FOR ACCEPTANCE OF THE TENDER OFFER DESCRIBED ABOVE. THE OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 23, 2012 AND RELATED DOCUMENTS THAT CARL C. ICAHN AND CERTAIN OF HIS AFFILIATES DISTRIBUTED TO HOLDERS OF COMMON STOCK OF CVR ENERGY, INC. AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AS EXHIBITS TO THEIR SCHEDULE TO. HOLDERS OF COMMON STOCK SHOULD READ CAREFULLY THE OFFER TO PURCHASE AND RELATED DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE OFFER. HOLDERS OF COMMON STOCK MAY OBTAIN A FREE COPY OF THE SCHEDULE TO, THE OFFER TO PURCHASE AND OTHER DOCUMENTS FROM THE SEC AT THE SEC'S WEB SITE AT WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF CVR ENERGY, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF CVR ENERGY, INC AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 13D FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 2012.